                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                             MID PENN BANCORP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

[Mid Penn Bancorp Logo]

                         March 26, 2001



Dear Shareholders:

     It is my pleasure to invite you to attend the 2001 Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. to be held on Tuesday, April 24, 2001, at 10:00 a.m., prevailing time. The annual meeting will be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061.

     The Notice of the Annual Meeting and the enclosed proxy statement address the formal business of the meeting. The formal business schedule includes the election of 3 Class C Directors and the ratification of the selection of the independent auditors for 2001. At the meeting, the corporation's management will review the corporation's operations during the past year and will be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy as soon as possible in the postage-paid envelope. If you do attend the meeting and wish to vote in person, you must give written notice to the corporation's Secretary so that your proxy will be superseded by any ballot that you submit at the meeting.


                              Sincerely,


                              /s/ Eugene F. Shaffer
                              ---------------------
                              Eugene F. Shaffer
                              Chairman of the Board

[Mid Penn Bancorp Logo]


                ------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 2001
                ------------------------------------------------


TO THE SHAREHOLDERS OF MID PENN BANCORP, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. will be held at 10:00 a.m., prevailing time, on Tuesday, April 24, 2001, at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, for the following purposes:


     1. To elect 3 Class C Directors to serve for a 3 year term and until their successors are elected and qualified;

     2. To ratify the selection of Parente Randolph, PC, Certified Public Accountants, as the independent auditors for the corporation for the fiscal year ending December 31, 2001; and

     3. To transact any other business that may properly come before the annual meeting and any adjournment or postponement of the meeting.


     In accordance with the corporation's Bylaws and action of the Board of Directors, only those shareholders of record at the close of business on February 23, 2001, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

     We enclose a copy of the corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2000. You may obtain a copy of the corporation's annual report on Form 10-K including the financial statements and any exhibits for the 2000 fiscal year, at no cost, by contacting Alan W. Dakey, President and Chief Executive Officer, 349 Union Street, Millersburg, Pennsylvania 17061, telephone: (717) 692-2133.

     We urge you to mark, sign, date and promptly return your proxy in the enclosed envelope so that you may vote your shares and in order that we may assure the presence of a quorum. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the corporation in reducing the expense of additional proxy solicitation. Giving your proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

                              By Order of the Board of Directors,



                              /s/ Eugene F. Shaffer
                              ---------------------
                              Eugene F. Shaffer
                              Chairman of the Board


Millersburg, Pennsylvania
March 26, 2001



                            YOUR VOTE IS IMPORTANT.
To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

                             MID PENN BANCORP, INC.
                                349 UNION STREET
                             MILLERSBURG, PA 17061



                           AMEX TRADING SYMBOL:  MBP



                                PROXY STATEMENT

                      2001 ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 2001



               Mailed to Shareholders on or about March 26, 2001

                               TABLE OF CONTENTS
                               -----------------

PROXY STATEMENT
     General Information                                                1
            .  Date, Time and Place of Annual Meeting                   1
            .  Description of mid Penn Bancorp, Inc.                    1
            .  Additional Information                                   1
     Voting Procedures                                                  2
            .  Solicitation and Voting of Proxies                       2
            .  Quorum and Vote Required for Approval                    3
            .  Revocability of Proxy                                    3
            .  Methods of Voting                                        4
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS                               4
     Governance                                                         4
     Directors of mid Penn Bancorp, Inc.                                4
     Executive Officers of mid Penn Bancorp, Inc.                       5
     Executive Officers of mid Penn Bank                                5
     Committees and Meetings of the Corporation's Board of Directors    6
     Committees and Meetings of mid Penn Bank's Board of Directors      6
     Audit Committee Report                                             7
     Qualifications and Nomination of Directors                         8
     Compensation of the Board of Directors                            10
SALARY & PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION          11
     Chief Executive Officer Compensation                              12
     Executive Officer Compensation                                    12
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION            13
EXECUTIVE COMPENSATION                                                 13
     Summary Compensation Table                                        13
     Profit Sharing Retirement Plan                                    14
     Employee Stock Ownership Plan                                     15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                         15
BENEFICIAL OWNERSHIP OF MID PENN BANCORP'S STOCK HELD BY
     PRINCIPAL SHAREHOLDERS AND MANAGEMENT                             15
     Principal Shareholders                                            15
     Share Ownership by the Directors, Officers and Nominees           16
COMPLIANCE WITH SECTION 16(A) REPORTING                                17
SHAREHOLDER RETURN PERFORMANCE GRAPH                                   18
PROPOSALS                                                              19
     1. Election of Class C Directors 19
     2. Ratification of Selection of Independent Auditors 19
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING                          20
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING                  20
AUDIT COMMITTEE CHARTER                                                Appendix

                     FREQUENTLY ASKED QUESTIONS AND ANSWERS


Q:   WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on February 23, 2001 (the voting record date) are entitled to vote and each share of common stock is entitled to one vote.

Q:   HOW DO I VOTE?

A: There are two methods. You may vote by completing and mailing your proxy or by attending the meeting and voting in person. (See page 4 for more details.)

Q:   HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy but do not make any selections, you give authority to Roberta A. Hoffman, Randall L. Klinger and Patricia A. Walter, as proxy holders, to vote on the two proposals and any other matter that may arise at the meeting.

Q:   IS MY VOTE CONFIDENTIAL?

A: Yes. Only the Judges of Elections and the proxy holders have access to your proxy. All comments remain confidential unless you ask that your name be disclosed.

Q:   WHO WILL COUNT THE VOTES?

A: Kathy I. Bordner, Kevin W. Laudenslager and Dennis E. Spotts will tabulate the votes and act as Judges of Elections.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxies to ensure that all your shares are voted. If you have all of your accounts registered in the same name and address, you should only receive one set of proxy materials in future years. You may arrange to have your shares registered in the same name and address by contacting the corporation's transfer agent, Wells Fargo Shareowner Services at (800) 468-9716.

Q:   WHAT CONSTITUTES A QUORUM?

A: At February 23, 2001, the corporation had 3,037,444 shares of common stock issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of business at the meeting. If you vote by proxy or in person, we consider your shares as a part of the quorum.

Q:   WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

A: Approximately 18.73% of our common stock, at February 23, 2001. (See page 16 for more details.)

Q:   WHEN ARE THE 2002 SHAREHOLDER PROPOSALS DUE?

A: As a shareholder, you must submit your proposal in writing by December 26, 2001, to Cindy L. Wetzel, Secretary, Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, Pennsylvania 17061. (See page 20 with regard to director nomination procedures.)

                                PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             MID PENN BANCORP, INC.
                                 APRIL 24, 2001

                              GENERAL INFORMATION

Date, Time and Place of Annual Meeting

     Mid Penn Bancorp, Inc., a Pennsylvania business corporation and registered bank holding company, furnishes this proxy statement in connection with the Board of Directors solicitation of proxies to be voted at the annual meeting of shareholders. The annual meeting will be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, on Tuesday, April 24, 2001, at 10:00 a.m., prevailing time. The corporation's principal executive office is located at 349 Union Street, Millersburg, Pennsylvania 17061; the telephone number is
(717) 692-2133. All inquiries regarding the annual meeting should be directed to Alan W. Dakey, President and Chief Executive Officer of Mid Penn Bancorp, Inc.

Description of Mid Penn Bancorp, Inc.

     Mid Penn Bancorp, Inc. became a bank holding company under Pennsylvania law and the Bank Holding Company Act of 1956 on December 31, 1991. Mid Penn Bank is the corporation's wholly-owned subsidiary and is a Pennsylvania chartered commercial bank.

     We are mailing a copy of the corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2000, with this Proxy Statement. You may obtain a copy of the corporation's annual report on Form 10-K including the financial statements and exhibits for the 2000 fiscal year at no cost by contacting Alan W. Dakey, President and Chief Executive Officer, 349 Union Street, Millersburg, Pennsylvania 17061, telephone: (717) 692-2133.

     We have not authorized anyone to provide you with information about the corporation. You should rely only on the information contained in this document or on information to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Mid Penn Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Additional Information

     In accordance with Securities Exchange Act Rule 14a-3(3)(1), Mid Penn Bancorp, Inc., in the future intends to deliver only one annual report and proxy statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, Mid Penn Bancorp, Inc. will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify Cindy L. Wetzel at Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, PA 17061 or by calling
(717) 692-2133 and informing us that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of Mid Penn Bancorp, Inc.'s annual report or proxy statement, you may request that we deliver only a single copy of annual reports or proxy statements by notifying us at the above address or telephone number.



                               VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors solicits this proxy for use at the corporation's 2001 annual meeting of shareholders. The corporation's directors, officers and bank employees may solicit proxies in person or by telephone, facsimile, telegraph or other similar means without additional compensation. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. The corporation will reimburse these third parties for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on February 23, 2001, may vote at the annual meeting. The corporation's records show that, as of the voting record date, 3,037,444 shares of common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on page 15 for a list of the persons known by the corporation to be beneficial owners of 5% or more of the corporation's common stock.

     If your shares are registered directly in your name with Mid Penn Bancorp, Inc.'s transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

     By properly completing a proxy, the shareholder appoints Roberta A. Hoffman, Randall L. Klinger and Patricia A. Walter as proxy holders to vote the shares as indicated on the proxy. Proxy holders will vote any proxy not specifying to the contrary as follows:

     FOR the election of Earl R. Etzweiler, William G. Nelson and Donald E. Sauve as Class C directors for 3 year terms expiring in 2004; and

     FOR the ratification of the selection of Parente Randolph, PC, as the corporation's independent auditors for the fiscal year ending December 31, 2001.

     The Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about March 26, 2001.

Quorum and Vote Required For Approval

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's Bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum for each matter. The proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     If a quorum is present, the candidates for director receiving the highest number of votes cast by shareholders will be elected. The proxy holders will not cast votes withheld or broker non-votes for the Board's nominees.

     If a quorum is present, ratification of the selection of the independent auditors requires the affirmative vote of a majority of all votes cast by shareholders. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

Revocability of Proxy

     Shareholders of record who sign proxies may revoke them at any time before they are voted by:

     . giving written notice of revocation to Cindy L. Wetzel, Secretary of Mid Penn Bancorp, Inc., at 349 Union Street, Millersburg, Pennsylvania 17061;

     . executing a later-dated proxy and giving written notice to the Secretary of the corporation; or

     . voting in person after giving written notice to the Secretary of the corporation.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Cindy L. Wetzel, at (717) 692-2133.

Methods of Voting

       Voting by Proxy
       ---------------

     .    Mark your selections.

     . Date your proxy and sign your name exactly as it appears on your proxy.

     .    Mail to the corporation in the enclosed, postage-paid envelope.

       Voting in Person
       ----------------

     . Attend the annual meeting and show proof of eligibility to vote (including proper identification).

     .    Obtain a ballot.

     .    Mark your selections.

     . Date your ballot and sign your name exactly as it appears in the corporation's transfer books.


                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The corporation's Board of Directors oversees all business, property, and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions and by providing materials to the members.

     During fiscal 2000, the corporation's Board of Directors held 6 meetings. The bank's Board of Directors held 13 meetings during fiscal 2000.

Directors of Mid Penn Bancorp, Inc.

     The following table sets forth (in alphabetical order) selected information about the corporation's directors.


                      Director  Class of      Age as of
Name                   Since    Director   March 15, 2001
--------------------  --------  ---------  --------------

Jere M. Coxon             1991  B                      58

Alan W. Dakey             1995  B                      49

Earl R. Etzweiler         1991  C                      67

                      Director  Class of      Age as of
Name                  Since     Director   March 15, 2001
--------------------  --------  ---------  --------------

Gregory M. Kerwin         1999  A                50

Charles F. Lebo           1991  B                67

Warren A. Miller          1991  A                68

William G. Nelson         1991  C                65

Donald E. Sauve           1999  C                59

Edwin D. Schlegel         1991  A                62

Eugene F. Shaffer         1991  A                65

Guy J. Snyder, Jr.        1991  B                63

Executive Officers of Mid Penn Bancorp, Inc.

     The following table sets forth, as of March 15, 2001, selected information about the corporation's principal officers, each of whom is elected by the Board of Directors and each of whom holds office at the Board's discretion.

                                               Position Held      Age as of
Name                            Position          Since        March 15, 2001
-----------------------  -----------------------  -----        --------------

Eugene F. Shaffer        Chairman                  1991              65

Alan W. Dakey            President and             2000              49
                         Chief Executive Officer

Earl R. Etzweiler        Vice Chairman             1991              67

Kevin W. Laudenslager    Treasurer                 1998              37

Cindy L. Wetzel          Secretary                 1991              39

Executive Officers of Mid Penn Bank

     The following table sets forth, as of March 15, 2001, selected information about the principal officers of Mid Penn Bank, each of whom is elected by the bank's Board of Directors and each of whom holds office at the Board's discretion.


                                                             Position  Employee  Age as of
Name                                      Position          Held Since  Since  March 15, 2001
----                                      --------          ----------  -----  --------------

Eugene F. Shaffer                 Chairman of the Board          1976   1969       65

Alan W. Dakey                     President and Chief            1994   1993       49
                                  Executive Officer

Robert M. Garst                   Senior Vice President and      1998   1998       43
                                  Senior Commercial
                                  Loan Officer


                                                 Position  Employee  Age as of
Name                          Position          Held Since  Since  March 15, 2001
----                          --------          ----------  -----  --------------
Randall L. Klinger    Senior Vice President          1989   1974              52
                      and Senior Loan Officer        1986

Norman L. Houser (1)  Senior Vice President          1989   1984              61
                      and Business
                      Development Officer

Allen R. Spring       Senior Vice President          1999   1999              62
                      and Senior Trust Officer

Allen J. Trawitz      Executive Vice President       1998   1998              54

Dennis E. Spotts      Vice President and             1980   1973              47
                      Operations Officer             2001

Larry L. Novinger (2) Vice President and             1997   1985              56
                      Operations Officer             1986

Kevin W. Laudenslager Vice President and             1997   1985              37
                      Comptroller

(1)  Mr. Houser retired from the bank on February 1, 2001.
(2)  Mr. Novinger resigned from the bank on December 31, 2000.

Committees and Meetings of the Corporation's Board of Directors

     The Board of Directors of the corporation has, at present, no standing committees. The corporation does not maintain a compensation or nominating committee; however, the bank maintains a standing committee that performs the functions of a compensation committee. The entire Board meets to discuss the corporation's business.

Committees and Meetings of Mid Penn Bank's Board of Directors

     During 2000, Mid Penn Bank's Board of Directors maintained 5 standing committees: Executive, Trust, Audit, Loan, and Salary & Personnel. The function of each of these committees is described below.

EXECUTIVE:     This committee meets only as needed and acts with limited powers on behalf of the Board whenever the Board is not in session. Earl
               Etzweiler serves as Chairman of this committee.

TRUST: This committee determines the policies and investments of the Trust Department and approves the acceptance of all fiduciary relationships and the closing out or the relinquishment of all fiduciary relationships. William Nelson serves as Chairman of this committee.

AUDIT: This committee oversees the accounting functions, recommends to the Board the engagement of independent auditors for the year, reviews the annual financial statements of the corporation and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditor the system of internal controls and its accounting and reporting practices. Charles Lebo serves as Chairman of this committee.

LOAN: This committee determines if loans exceeding the loan officers lending limit authority should be approved or rejected. Warren Miller serves as Chairman of this committee.

SALARY &       This committee reviews employee performance evaluations and makes
PERSONNEL:     salary recommendations to the Board of Directors.  Gregory Kerwin serves as Chairman of this committee.

                                                                      SALARY &
                           EXECUTIVE        TRUST    AUDIT     LOAN  PERSONNEL
                           ---------        -----    -----     ----  ---------

Jere M. Coxon                                          X         X     X

Alan W. Dakey              X                  X                  X     X

Earl R. Etzweiler          X                  X

Gregory M. Kerwin                                                      X

Charles F. Lebo            X                           X         X

Warren A. Miller                                                 X

William G. Nelson          X                  X                  X     X

Donald E. Sauve            X                          X

Edwin D. Schlegel                             X       X

Eugene F. Shaffer          X                  X                  X     X

Guy J. Snyder, Jr.                            X       X                X

MEETINGS HELD IN 2000      0                 10       4          24    2


     Each of the directors attended at least 75% of the total number of Board of Directors meetings and committee meetings for the corporation and the bank during their tenure on the Board in 2000.

Audit Committee Report

     The Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as the Appendix. As required by the Charter, the Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:

     . reviewed and discussed the fiscal year 2000 audited financial statements with management;

     . discussed with the independent auditors, Parente Randolph, PC, the matters required to be discussed by Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and

     . reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000, be included in the corporation's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

     Aggregate fees billed to the corporation and the bank by Parente Randolph, PC, the independent accountants, for services rendered during the year ended December 31, 2000, were $47,772.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee is comprised of five directors, all of whom are considered "independent" as defined in Section 121 of the AMEX Company Guide. The foregoing report has been furnished by the current members of the Audit Committee.

                                   AUDIT COMMITTEE
                                   ---------------

               Charles F. Lebo, Chairman           Jere M. Coxon
               Donald E. Sauve                     Edwin D. Schlegel
               Guy J. Snyder, Jr.

Qualifications and Nomination of Directors

     The corporation's Bylaws authorize the number of directors to be not less than 5 nor more than 25. The Bylaws also provide for 3 classes of directors with staggered 3 year terms of office. The Board of Directors nominated the 3 persons named below to serve as directors until the 2004 annual meeting of shareholders or until their earlier death, resignation, or removal from office. The nominees are presently members of the Board of Directors and have consented to serve another term as a director if re-elected. If the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she is appointed.

     The Board of Directors is divided into 3 classes. Terms of the members of each class expire at successive annual meetings. Currently, Class A consists of 4 directors, Class B consists of 4 directors, and Class C consists of 3 directors. Shareholders will elect 3 Class C directors at this annual meeting to serve for a 3 year term.

     The proxy holders intend to vote proxies for the election of each of the 3 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors proposes the following nominees for election as Class C Directors at the annual meeting:

     .    Earl R. Etzweiler

     .    William G. Nelson

     .    Donald E. Sauve

     A shareholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must notify the Secretary of the corporation in compliance with the requirements of Article 10, Section 10.1 of the corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 60 days prior to the date of any shareholder meeting called for the election of directors.

     The principal occupation and certain other information regarding the nominees for director and other directors is set forth below. You will find information about their share ownership on page 16.

CURRENT CLASS C DIRECTORS (to serve until 2001)
      AND
NOMINEES FOR CLASS C DIRECTORS (to serve until 2004)

Earl R. Etzweiler   Mr. Etzweiler, age 67, has served as director and Vice
                    Chairman since 1991. He is the owner of Etzweiler &
                    Associates, Attorneys at Law.

William G. Nelson   Mr. Nelson, age 65, has been a director since 1991. He is
                    President of Hess Trucking Co., Inc.

Donald E. Sauve     Mr. Sauve, age 59, has been a director since 1999.  He is a consultant for Don's Food Market, Inc.

BOARD OF DIRECTORS - CONTINUING AS DIRECTORS

CLASS A DIRECTORS (to serve until 2002)

     Gregory M. Kerwin  Mr. Kerwin, age 50, has been a director since 1999. Mr.
                        Kerwin is a senior partner with the firm of Kerwin & Kerwin, Attorneys at Law.

     Warren A. Miller   Mr. Miller, age 68, has been a director since 1991.
                        Mr. Miller is retired and previously served as Assistant Vice President of Mid Penn Bank.

     Edwin D. Schlegel  Mr. Schlegel, age 62, has been a director since
                        1991. Mr. Schlegel is retired and previously served as Superintendent of the Millersburg Area School District.

     Eugene F. Shaffer  Mr. Shaffer, age 65, has been Chairman of the corporation since 1991 and Chairman of the Bank since 1976. Mr. Shaffer served as President and Chief Executive Officer of the corporation from 1991 to May 2000 and also served as President and Chief Executive Officer of the bank from 1976 to 1994.

CLASS B DIRECTORS (to serve until 2003)

     Jere M. Coxon      Mr. Coxon, age 58, has been a director since 1991.
                        He is Executive Vice President of Penn Wood
                        Products, Inc.

     Alan W. Dakey      Mr. Dakey, age 49, has been a director since 1995.
                        He has been the President and CEO of the bank since
                        1994 and became the President and CEO of the corporation in May 2000.

     Charles F. Lebo    Mr. Lebo, age 67, has been a director since 1991. He
                        is a retired educator of the Pennsylvania Department of Education.

     Guy J. Snyder, Jr. Mr. Snyder, age 63, has been a director since 1991.
                        He is President of Snyder Fuels, Inc.

     The Board of Directors recommends that shareholders vote FOR the proposal to elect the nominees listed above as Class C Directors of Mid Penn Bancorp, Inc.

Compensation of the Board of Directors

     Directors received no remuneration for attendance at the meetings of the Board of Directors of the corporation.

     During 2000, Mid Penn Bank directors earned an annual fee of $7,000, except Mr. Shaffer, who received no fees in 2000. A bonus is payable to directors each year based upon whether the bank meets certain performance criteria, with respect to earnings and growth, as outlined in the bank's Performance Bonus Plan. Members of committees receive $80 for each meeting attended if the meeting is held on a day other than that of the regularly scheduled Board meeting. Directors who are also officers of the bank are not paid for attending committee meetings. In 2000, the Board of Directors earned $77,300 in the aggregate, for all Board of Directors' meetings and committee meetings attended.

     The Bank maintains a deferred fee plan for outside directors, which enables a director to defer payment of his fees until he leaves the Board. Following are the directors and their respective contributions for 2000:
Jere Coxon: $7,000, Earl Etzweiler: $7,250, Gregory Kerwin: $1,200, Charles
Lebo: $2,000, William Nelson: $2,000, Donald Sauve: $5,000, and
Guy Snyder: $3,625.

     In May 1995, the Mid Penn Bank directors adopted a retirement bonus plan. The plan pays a retirement bonus to directors who voluntarily retire from service, or who have attained the mandatory retirement age of 70. The retirement bonus is determined by multiplying the "base retirement bonus" for the member's position ($400 for the Chairman, $200 for all other directors) by the number of full years the member served. No portion of the payment under this plan is assignable. The plan contains an inflationary adjustment provision. Payments due under the plan are paid quarterly. Bruce
C. Adams, Harvey J. Hummel and Charles R. Phillips received a total of $8,484 under this plan in 2000.


                          SALARY & PERSONNEL COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The corporation's officers and employees are not compensated by the corporation. Mid Penn Bank, the wholly-owned bank subsidiary of Mid Penn Bancorp, Inc., provides compensation to the employees of the bank. The Board of Directors, acting in the best interests of the corporation's shareholders, customers, and the communities it serves, is responsible for providing compensation to all employees based on the individual's contribution and personal performance. The Salary & Personnel Committee administers the compensation program. The committee strives to offer a fair and competitive compensation policy to govern executive officers' base salaries and incentive plans and to attract and maintain competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation and of the bank, resulting in higher profitability, increased dividends to the corporation's shareholders and appreciation in market value of the corporation's common stock.

     The compensation of the bank's top executives is reviewed and approved annually by the Board of Directors upon the recommendations of the Salary & Personnel Committee. As a guideline for determining base salaries, the committee uses the Salary/Benefits Survey published by L.R. Webber Associates, Inc. This peer group of banks with assets ranging from $200 million to $299 million by region is different from the peer group used for the performance chart. The committee uses this peer group of banks because of common industry issues and competition for the same executive talent group.

     The committee does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The committee intends to monitor the future application of Section 162(m) to the compensation paid to its executive officers and, in the event that this section becomes applicable to the corporation, the committee intends to amend the bank's compensation plans to preserve the deductibility of compensation payable thereunder.

Chief Executive Officer Compensation

     The Board of Directors determined the bank's Chief Executive Officer's 2000 compensation of $151,057 comprised of his annual cash salary and cash bonus, exclusive of director's fees and bonus, to be appropriate in light of the corporation's 2000 performance. The 2000 compensation represents the combined salary and bonus reported on the Summary Compensation Table. No direct correlation exists between the Chief Executive Officer's compensation and any specific performance criteria, nor is any weight given by the committee to any specific individual criteria. The Chief Executive Officer's compensation is based on the committee's subjective determination after review of all information that it deems relevant.

Executive Officer Compensation

     The committee bases compensation increases to executive officers on subjective analysis of each individual's contribution to the bank. The Board of Directors considers numerous factors in determining compensation increases including:

     .    the bank's earnings;
     .    return on assets;
     .    return on equity;
     .    market share;
     .    total assets; and
     .    loans

Although performance and increases in compensation were measured by these factors, among others, no direct correlation exists between any specific criterion and an employee's compensation. The committee's analysis did not provide a specific weight to any criteria. The committee's determination is subjective after review of all information deemed relevant.

     Individuals are reviewed annually on a calendar basis. Total compensation opportunities available to bank employees are influenced by general market conditions, specific individual responsibilities, and the individual's contributions to the corporation's success. The bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. The corporation strives to meet its strategic goals and objectives to its constituencies and to provide fair and meaningful compensation to its employees.

                          SALARY & PERSONNEL COMMITTEE
                          ----------------------------

     Jere M. Coxon                  Alan W. Dakey
     Gregory M. Kerwin              William G. Nelson
     Eugene F. Shaffer              Guy J. Snyder, Jr.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Mr. Eugene F. Shaffer, Chairman of the Board of the corporation, and Mr. Alan W. Dakey, President and Chief Executive Officer of the corporation, are members of the Board's Salary & Personnel Committee that performs the functions of a compensation committee. Messrs. Shaffer and Dakey do not participate in conducting their own reviews nor do they take part in determining their own compensation.


                             EXECUTIVE COMPENSATION

     Information concerning the annual cash and non-cash compensation paid, awarded or earned for services in all capacities to the corporation and the bank for the fiscal years ended December 31, 2000, 1999 and 1998 of those persons who were at December 31, 2000, (i) the Chairman, and (ii) the President and Chief Executive Officer is set forth below. No other executive officer's total annual salary and bonus exceeded $100,000 during 2000.

                                     SUMMARY COMPENSATION TABLE

                                    Annual Compensation            Long-Term Compensation
                                    -------------------            ----------------------

                                                                         Awards               Payout
                                                                    -----------------         ------
       (a)                (b)      (c)       (d)       (e)          (f)        (g)       (h)         (i)
------------------------------------------------------------------------------------------------------------------
                                                       Other
                                                       Annual      Restricted                      All other
                                                       Compen-     Stock      Options/              Compen-
Name and                             Salary   Bonus    sation      Awards     SARs     Payouts      sation
Principal Position        Year      ($) (1)   ($) (2)  ($)         ($)         (#)       ($)  ($) (3)(4)(5)(6)(7)
------------------------  ------   -------    ------   ----------   --------   -------   --   --------------------
Eugene F. Shaffer           2000    10,000         0       --         --        --       --         6,210
   Chairman                 1999    10,000         0       --         --        --       --         5,609
                            1998    10,000     4,167       --         --        --       --         5,029


Alan W. Dakey               2000   126,500    27,735       --         --        --       --        64,710
   President and Chief      1999   120,500    42,224       --         --        --       --        39,994
   Executive Officer        1998   113,000    38,261       --         --        --       --        16,997


(1) Salary includes annual Board of Directors fees of $7,000 paid to Mr. Dakey in 2000, 1999 and 1998.
(2) Mr. Shaffer's bonus includes a directors bonus paid to Mr. Shaffer in 1998 of $105. Mr. Dakey's bonus includes a directors bonus paid to Mr. Dakey in 2000, 1999 and 1998 of $250, $1,712 and $1,155, respectively.
(3) Includes life insurance premiums of $161and $584, paid by the bank in 1999 and 1998, respectively, on behalf of Mr. Shaffer pursuant to life insurance maintained for executive officers. Includes premiums paid by the bank in 2000, 1999 and 1998 for split dollar life insurance of $3,672, $3,185 and $2,945, respectively, on behalf of Mr. Shaffer. The bank can recover the premium costs upon the death of Mr. Shaffer. Includes life insurance premiums of $301 and $1,097, paid by the bank in 1999 and 1998, respectively, on behalf of Mr. Dakey pursuant to life insurance maintained for executive officers.
(4) Includes $1,000 contributed by the bank to the Profit Sharing Retirement Plan on behalf of Mr. Shaffer in 2000, 1999 and 1998. Includes $11,950, $11,350 and $10,600, contributed by the bank to the Profit Sharing Retirement Plan on behalf of Mr. Dakey in 2000, 1999 and 1998, respectively.
(5) Includes $500 contributed by the bank to the ESOP on behalf of Mr. Shaffer in 2000, 1999 and 1998. Includes $5,975, $5,675 and $5,300 contributed by the bank to the ESOP on behalf of Mr. Dakey in 2000, 1999 and 1998, respectively.
(6) The bank maintains a salary continuation plan for Mr. Dakey upon his retirement. The value of the bank's contribution to the plan for 2000 was $46,434 and for 1999 was $22,407.

(7) Life insurance coverage of two times the final salary is being provided to Mr. Dakey and Mr. Shaffer under an endorsement split dollar arrangement. The economic value of their respective life insurance coverage for 2000 and 1999 is as follows: Mr. Dakey: $351 and $261, respectively; and Mr.
     Shaffer:  $1,038 and $763, respectively.

Profit Sharing Retirement Plan

     The corporation does not maintain a pension plan. The bank, however, maintains the Employee Profit Sharing Retirement Plan, created in 1949 and restated in 1994, which covers all bank employees who accumulate at least 1,000 hours of service in a 12 month period beginning on the first day of employment. Eligible employees are entitled to receive a share of the bank's contribution to the plan if they accumulate at least 1,000 hours of service during the plan year and are bank employees on December 31st.

     The annual contribution is determined by the bank's Board of Directors and is contingent upon current or accumulative profits of the bank with the total amount of the annual contribution not to exceed 15% of the total eligible compensation paid by the bank to all participating employees. A participating employee's share of such annual contribution is allocated on the basis of the participating employee's eligible compensation up to $150,000 as compared to the total eligible compensation of all the participating employees. The contributions to the plan are paid to a trust fund that is administered by the bank's Trust Department. A participating employee is allocated a share of the net income of the trust fund and the increase or decrease in the fair market value of its assets on the basis of such employee's beginning of the plan year account balance, less any payments as compared to the total beginning account balances, less payments to all the participating employees. A notice of the account balance is given to participating employees annually.

     Distributions under the plan can be made to participating employees upon retirement, either normal or early retirement as defined in the plan, at death or disability of the participating employee or upon severing employment if either partially or fully vested. The plan provides for percentage vesting of 20% for the first full 3 years of service increasing annually thereafter to 100% vesting after 7 full years of participation. The plan provides for an accelerated vesting schedule in the event it becomes top-heavy.

     Management cannot determine the extent of the benefits that any participating employee may be entitled to receive under the plan on the date of termination of employment because the amount of the benefits is dependent, among other things, upon the bank's future earnings, the participants' future compensation and the future earnings of the plan's trust fund. As of December 31, 2000, the total market value of the Employee Profit Sharing Retirement Fund was approximately $4,730,911. There are 29,932 shares of Mid Penn Bancorp, Inc. common stock in the plan and the market value of these shares was $15 per share for a total of $448,980.

     Contributions the bank paid to the plan were $236,471 and $206,899 for 2000 and 1999. The bank contributed $1,000 in 2000 to the plan for Mr. Shaffer, Chairman of the Board of the corporation. The bank contributed $11,950 in 2000 to the plan for Mr. Dakey, President and Chief Executive Officer of the corporation and the bank. As of March 15, 2001, Mr. Shaffer and Mr. Dakey have 31 years and 7 years, respectively, of credited service under the plan.

Employee Stock Ownership Plan

     Effective January 1, 1998, the Board of Directors adopted the Mid Penn Bank Employee Stock Ownership Plan for all bank employees and its subsidiaries who satisfy length of service requirements. Participants do not contribute to the plan. Each year the bank may, in its discretion, contribute to the ESOP. In 2000, the bank contributed $118,236 to the plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Neither the corporation nor the bank have entered into any material transactions, proposed or consummated, with any director or executive officer of Mid Penn Bancorp, Inc. or Mid Penn Bank, or any associate of the foregoing persons. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers and their associates on comparable terms with similar interest rates as those prevailing from time to time for other customers.

     Total loans outstanding from the corporation and the bank at December 31, 2000, to the corporation's and the bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $1,431,914, or approximately 7.1% of the bank's total equity capital. At February 23, 2001, total loans outstanding for the same group totaled $1,386,434 or 6.8% of the bank's total equity capital. The bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The loans did not involve more than the normal risk of collection or present other unfavorable features.

     During 2000, Mr. Earl R. Etzweiler, Esquire, a director of the corporation and the bank, served as solicitor of the corporation and of the bank. During 2000, Mr. Etzweiler received fees of $40,790 from the bank for legal services rendered.


                            BENEFICIAL OWNERSHIP OF
                        MID PENN BANCORP'S STOCK HELD BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

     The following table sets forth, as of February 23, 2001, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person, and the percentage of the corporation's outstanding common stock so owned.


Title of Class    Name and Residential Address                         Amount and Nature of
of Security            of Beneficial Owner       Beneficial Ownership    Percent of Class
----------------  -----------------------------  --------------------  ---------------------

Common Stock      NEBCO (1)                      332,547 shares         10.95%
                  c/o Mid Penn Bank
                  349 Union Street
                  Millersburg, PA 17061


----------
(1)  Shares held for various trust accounts.

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of February 23, 2001, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, each executive officer and all executive officers, directors and nominees of Mid Penn Bancorp, Inc. as a group, excluding any fractional share holdings. The shares are individually held unless otherwise noted in a footnote.

                                         Amount and
                                          Nature of
Name of                                  Beneficial         Percent
Beneficial Owner                        Ownership (1)      of Class
----------------                        -------------      --------

Jere M. Coxon                              38,215 (2)       1.26%

Alan W. Dakey                               6,822 (3)       0.22%

Earl R. Etzweiler                         111,643           3.68%

Gregory M. Kerwin                          14,847 (4)       0.49%

Charles F. Lebo                            32,661 (5)       1.08%

Warren A. Miller                           22,287 (6)       0.73%

William G. Nelson                          64,392 (7)       2.12%

Donald E. Sauve                             1,731 (8)       0.06%

Edwin D. Schlegel                          69,479 (9)       2.29%

Eugene F. Shaffer                         111,764 (10)      3.68%

Guy J. Snyder, Jr.                         91,838 (11)      3.02%

All Officers and Directors                568,826          18.73%
as a Group (13 persons)

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after February 23, 2001. Beneficial ownership may be disclaimed as to certain of the securities.
(2)  Includes 1,546 shares held by Mr. Coxon's spouse.
(3)  Includes 6,192 shares held jointly by Mr. Dakey and his spouse.
(4)  Shares held jointly by Mr. Kerwin and his spouse.
(5)  Includes 10,662 shares held jointly by Mr. Lebo and his spouse.
(6)  Shares held jointly by Mr. Miller and his spouse.
(7)  Includes 9,267 shares held by Mr. Nelson's spouse.
(8)  Shares held jointly by Mr. Sauve and his spouse.
(9)  Shares held jointly by Mr. Schlegel and his spouse.
(10) Includes 6,332 shares held jointly by Mr. Shaffer and his spouse. Mr. Shaffer is trustee of four trusts, held for the benefit of various family members, which hold a total of 33,056 shares.
(11) Includes 47,688 shares held jointly by Mr. Snyder and his spouse and 44,150 shares held individually by his spouse.


                    COMPLIANCE WITH SECTION 16(a) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that officers and directors, and persons who own more than 10% of a registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of these forms, or written representations from certain reporting persons that no Forms 5 were required for those persons, Mid Penn Bancorp, Inc. believes that during the period from January 1, 2000, through December 31, 2000, its officers and directors complied with all applicable filing requirements.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on Mid Penn Bancorp, Inc.'s common stock against the cumulative total return of the S&P 500 Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1996, and ending December 31, 2000. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1995, in each of the corporation's capital stock, the S&P 500 Stock Index and the Peer Group Index, and that all dividends were reinvested in such securities over the past five years, the cumulative total return on such investment would be $131.85, $231.62 and $152.95, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.


                              [GRAPH APPEARS HERE]



                            Mid Penn Bancorp, Inc.
                                Peer Group Data
                     Date as of 9/30/00 (except bid price)


                                                    Total        Shares                        Market
                                                    Assets    Outstanding    12/31/00       Capitalization
   Institution                    Headquarters      (mils)        (000)      Bid Price          (000)
CNB Financial Corporation         Clearfield        $552.2      3,666.0     $14.94         $54,761.4
Citizens & Northern Corporation   Wellsboro          704.1      5,257.5      20.00         105,150.9
Citizens Financial Services, Inc. Mansfield          351.8      2,772.2      11.88          32,920.4
Codorus Valley Bancorp, Inc.      York               293.9      2,450.9      15.13          37,070.2
Columbia Financial Corporation    Bloomsburg         198.0      1,253.2      16.13          20,208.6
Comm Bancorp, Inc.                Forest City        404.9      1,985.2      28.63          56,827.6
Norwood Financial Corporation     Honesdale          325.6      1,743.9      17.13          29,864.9
Penseco Financial Services Corp.  Scranton           459.4      2,148.0      20.00          42,960.0
Penns Woods Bancorp Inc.          Jersey Shore       385.9      3,116.5      32.75         102,066.5


NOTE: The peer group for which information appears above includes the following companies: CNB Financial Corporation; Citizens & Northern Corporation; Citizens Financial Services, Inc.; Codorus Valley Bancorp, Inc.; Columbia Financial Corporation; Comm. Bancorp, Inc.; Norwood Financial Corporation; Penesco Financial Services Corporation; and Penns Woods Bancorp, Inc. These companies were selected based on four criteria as of September 30, 2000: total assets between $198 million and $704 million; market capitalization between $20 million and $105 million; and headquarters located in Pennsylvania.

                                   PROPOSALS

1. ELECTION OF CLASS C DIRECTORS.

     Nominees for election this year are:

          .    Earl R. Etzweiler (director since 1991)

          .    William G. Nelson (director since 1991)

          .    Donald E. Sauve (director since 1999)

     Cumulative voting rights do not exist with respect to the election of directors. The majority of shares present, in person or by proxy, and entitled to vote at the annual meeting, must vote in the affirmative to elect a director.

     The Board of Directors recommends a vote FOR the election of the 3 nominees as Class C Directors.


2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

     The Board of Directors of the corporation believes that Parente Randolph's knowledge of Mid Penn Bancorp, Inc. and Mid Penn Bank is invaluable. Parente Randolph advised us that none of its members has any financial interest in the corporation or the bank. Parente Randolph served as our independent auditors for the 2000 fiscal year. They assisted us with the preparation of our federal and state tax returns and provided assistance in connection with regulatory matters, charging for such services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     In the event that the shareholders do not ratify the selection of Parente Randolph as independent auditors for the 2001 fiscal year, the Board of Directors may choose another accounting firm to provide independent public accountant/audit services for the 2001 fiscal year.

     The majority of shares present, in person or by proxy, and entitled to vote at the annual meeting, must vote in the affirmative to ratify Parente Randolph as independent auditors for 2001.

     The Board of Directors recommends a vote FOR the ratification of Parente Randolph, PC as independent auditors.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     In order for a shareholder proposal to be considered for inclusion in Mid Penn Bancorp, Inc.'s proxy statement for next year's annual meeting, the written proposal must be received by the corporation no later than December 26, 2001. All proposals must comply the Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the corporation after December 26, 2001, it is considered untimely; and, although the proposal may be considered at the annual meeting, the corporation is not obligated to include it in the 2002 proxy statement. Similarly, in compliance with the corporation's Bylaws, shareholders wishing to nominate a candidate for election to the Board of Directors, must notify the corporation's Secretary in writing no later than 60 days in advance of the meeting. Shareholders must deliver any proposals or nominations in writing to the Secretary of Mid Penn Bancorp, Inc. at its principal executive office, 349 Union Street, Millersburg, Pennsylvania 17061. See page 8 for more information about nominations to the Board of Directors.


             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those discussed in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of Mid Penn Bancorp, Inc.

APPENDIX

                            AUDIT COMMITTEE CHARTER

     The Audit Committee, as a committee representing the Board, is an important part of the Bank's overall control system with the following basic objectives:

     1. Determining that an effective accounting and administrative internal control system exists,

     2.   Ensuring that an adequate audit function is established, and

     3. Reviewing significant financial information to determine that it is timely, fairly presented, and includes appropriate disclosures.

     To achieve these objectives the Audit Committee must to a large extent, delegate the fulfillment of its detail responsibilities to an internal audit staff and an external accounting firm, relying upon them, with appropriate authority, to function as an independent part of internal control. The degree of reliance placed on such controls is a committee decision; however, the scope of the Audit Committee's responsibility includes, but is not limited to, the following areas:

     1. Determine that a competent internal audit organization exists to meet the needs of the Bank. To accomplish this, the Audit Committee recommends the Board adopt the attached Statements of Internal Auditing Principle and Standards.

     2.   Review and approve audit policies.

     3. Recommend annually to the Bank the selection of an external accounting firm to perform an examination and report on the financial statements as required. The Committee or representative of that committee shall confer with the firm selected prior to, during and upon completion of each annual audit.

     4. Review annually the internal and external audit program with the internal auditors and the external accounting firm. The scope of the external accounting firm's proposal is to be reviewed and accepted by the Committee prior to the engagement.

     5. Review the results of audit activities at least semi-annually, calling for appropriate action as required.

     6. Review accounting principles and the adequacy of significant financial information with appropriate and timely attention to footnotes and major transactions.

     7. Review with management, as is appropriate, compliance with bank regulator and other agency requirements.

     8. Require that the Auditor or other officers bring to their attention any significant comments or exceptions noted in the examination and audit reports of federal and state agencies calling for appropriate actions as required.

     9. Review with the Audit Committee, as is appropriate, material transactions originating from director, director-related enterprises, and officers loans.

     10. Review with management the extent and adequacy of property and liability insurance coverage, and the security program.

     11. Report to the Board annually the effectiveness of the Bank's overall control system and audit program and any matters relating to policy which require their attention.

     The Auditor is responsible to the Audit Committee and is broadly charged with assisting the Committee in fulfilling its responsibilities.

     The audit function is not responsible for internal control. Primary responsibility for implementing and maintaining an adequate system of internal controls and operating procedures and policies rests with management and operating departments. The internal audit function does not in any way relieve others of the responsibilities assigned to them.

     In performing her functions, the Auditor shall have no direct responsibility or authority over any of the activities which she reviews. The Auditor shall not develop or install procedures, prepare records or engage in any other activity reviewed and appraised which could reasonably be construed as compromising independence. The Auditor's objectivity will not be affected adversely, however, by the Auditor's determination and recommendation as to standards of control to be applied in the development of systems and procedures under the Auditor's review.

COMPOSITION OF THE AUDIT COMMITTEE
-----------------------------------

     The committee will be comprised of three or more directors and determined by the Board of Directors. The members of the Committee will meet the independence and experience requirements of the New York Stock Exchange. The members of the Committee will be elected annually at the organizational meeting of the full Board of Directors held in May and will be listed in the annual report to shareholders. The Board will elect one of the members of the Committee as Committee Chair.

RESPONSIBILITES AND DUTIES OF THE AUDIT COMMITTEE
--------------------------------------------------

     DOCUMENTS/REPORTS REVIEW:

     1. Review and update this Charter periodically, at least annually, as conditions dictate.

     2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

     4. Review with financial management and the independent accountants the 10- Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     6. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

AUTHORITY
----------

     The Auditor is authorized to:

     1. Have unrestricted access to all bank functions, records, property and personnel.

     2. Make recommendations to the Audit Committee of any actions that should be taken to assure protection of assets.

     3. Have freedom from the influence of other departments and personnel in such matters as audit procedures and content of audit reports.

     4. The internal auditor shall only engage in activities that do not conflict with the interests of the Bank.

     5. The internal auditor shall adhere to conduct that enhances the professional stature of internal banking.

     6. The internal auditor shall exercise due professional care in the performance of all duties and in the fulfillment of all responsibilities.

PERFORMANCE STANDARDS
----------------------

     The internal auditor shall prepare a formal audit plan that covers all significant Bank activities over an appropriate cycle of time.

     1. The audit plan shall include an evaluation of controls within new systems and significant modifications to existing systems before they become operational.

     2. Audit procedures shall provide sufficient and competent evidential matter to support conclusions regarding the adequacy, effectiveness and efficiency of the systems of control and the quality of ongoing operations.

     3. The organization of the audit functions shall provide for the proper supervision of persons performing audits and for the proper review of work performed.

COMMUNICATION STANDARDS
-----------------------

     1. The internal auditor shall prepare a formal report on the scope and results of each audit performed.

     2. Each audit report shall contain an opinion of the systems of control and the quality of ongoing operations; the degree of compliance with previously evaluated systems of control; or an explanation of why an opinion cannot be expressed. When an adverse opinion is expressed, the report shall contain a statement about the exposures that may exist in the absence of corrective action.

     3. The internal auditor shall communicate audit findings in a timely manner to the managers responsible for corrective action.

     4. At least once each year the internal auditor shall make a report of audit activities to the Board of Directors and executive management. The report shall include an opinion on the overall condition of the Bank's controls and operations.

 FUNCTION
 ---------

     Internal auditing shall function as an independent appraisal activity within the Bank to provide a protective and constructive service to management and the Board of Directors in the discharge of their duties and responsibilities to stockholders, depositors and the public.

RESPONSIBILITY
---------------

     The Auditor shall be responsible to the Audit Committee of the Board of Directors of this Bank and shall have full authority to independently make audits, examinations and investigations of all financial records, operations and affairs of the Bank in accordance with procedures generally accepted in current internal audit practice.

     The Auditor shall be administratively responsible to the Audit Committee and executive management. The Auditor shall report to the Audit Committee of the Board of Directors, as the Committee shall prescribe.

     The Auditor shall have overall responsibility for internal audit operations and shall, with the advise of the outside accountants, prescribe policies as required to ensure the internal audit function is conducted in accordance with the Bank's Statement of Internal Auditing Principle and Statement of Internal Auditing Standards.

STATEMENT OF INTERNAL AUDITING PRINCIPLE
-----------------------------------------

     Internal auditing is that management function which independently evaluates the adequacy, effectiveness and efficiency of the systems of control within the corporation and the quality of ongoing operations. The systems of control comprise the plan of organization and all methods and measures designed to:

     1. Provide reasonable assurance that assets are safeguarded, information (financial and other) is timely and reliable, and errors and irregularities are discovered and corrected promptly.

     2.   Promote operational efficiency.

     3. Encourage compliance with manage0rial policies, laws, regulations, and sound fiduciary principles.

     Ongoing operations comprise all activities involved in the conduct of the Bank's business.

     The internal auditor is accountable to the audit committee of the Board of Directors and executive management. This accountability precludes the auditor from organizational relationships that may conflict with the need for independence.

STATEMENT OF INTERNAL AUDITING STANDARDS
-----------------------------------------

     BANK STANDARDS
     --------------

     1. The Bank shall have an internal audit function responsible for evaluating adequacy, effectiveness and efficiency of its systems of control and the quality of ongoing operations.

     2. The Bank shall maintain an environment within which the auditor has the freedom to act.

     3. The Bank shall require management to respond formally to adverse audit findings and to take appropriate corrective action.

     4. The Bank's systems of control shall include measurement of audit effectiveness and efficiency.

     PERSONAL STANDARDS
     -------------------

     1.   The internal auditor shall have adequate training and proficiency.

     2. The internal auditor shall maintain a sufficiently independent state of mind to clearly demonstrate objectivity in matters affecting audit conclusions.

     3. The internal auditor shall respect the confidentiality of information acquired while performing the audit function.

                             MID PENN BANCORP, INC.

                                     PROXY

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Roberta A. Hoffman, Randall
L. Klinger and Patricia A. Walter and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Mid Penn Bancorp, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, on Tuesday, April 24, 2001 at 10:00 a.m., prevailing time, and at any adjournment or postponement of the meeting as follows:

1.   ELECTION OF 3 CLASS C DIRECTORS TO SERVE FOR A 3-YEAR TERM.

     Earl R. Etzweiler, William G. Nelson, and Donald E. Sauve

     The Board of Directors recommends a vote FOR these nominees.


     [    ]    FOR all nominees               [    ]    WITHHOLD AUTHORITY
     listed above (except                     to vote for all nominees
     as marked to the contrary below)         listed above


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)

--------------------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH, PC, CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


     [    ]  FOR         [    ]  AGAINST           [    ]  ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.



Dated:                       , 2001
       ----------------------                 ---------------------------------
                                              Signature


                                              ---------------------------------
                                              Signature



Number of Shares Held of Record
on February 23, 2001



THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO MID PENN BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.